Exhibit 99
                            CERTIFICATIONS PURSUANT TO
                            18 U.S.C. SECTION 1350,TO
                            AS ADOPTED PURSUANT TO,TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

                            CERTIFICATION PURSUANT TO
                            18 U.S.C. SECTION 1350,TO
                            AS ADOPTED PURSUANT TO,TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

     In connection with the annual report of Allied Firist Bancorp, Inc. (the "Company") on Form 10-KSB for the year ending June 30, 2002 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I Kenneth
L. Bertrand, President and Chief Executive of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

     (1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


Date:  September 27, 2002               /s/ Kenneth L. Bertrand
                                        ----------------------------------------
                                        Kenneth L. Bertrand
                                        President and Chief Executive Officer

                            CERTIFICATION PURSUANT TO
                            18 U.S.C. SECTION 1350,TO
                            AS ADOPTED PURSUANT TO,TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

     In connection with the annual report of Allied Firist Bancorp, Inc. (the "Company") on Form 10-KSB for the year ending June 30, 2002 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I Brian K. Weiss, Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C.
Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

     (1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


Date:  September 27, 2002               /s/ Brian K. Weiss
                                        ----------------------------------------
                                        Brian K. Weiss
                                        Chief Financial Officer